UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 6, 2019
Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard
Mahwah, New Jersey 07430
(Address of principal executive offices, including zip code)

(551) 777-6700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASNA	The Nasdaq Global Select Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 6, 2019, Ascena Retail Group, Inc., a Delaware corporation (“ascena” or the "Company"), completed its previously announced sale of Maurices Incorporated, a Delaware corporation (“maurices”), pursuant to the Stock Purchase Agreement, dated March 24, 2019 (the “Purchase Agreement”), by and among ascena, maurices and Viking Brand Upper Holdings, L.P., a Cayman Islands exempted limited partnership (“Buyer”) and an affiliate of OpCapita LLP (the "Transaction").

Pursuant to the Purchase Agreement, ascena received approximately $210 million in cash and approximately 49.6% of the outstanding equity interests in Buyer, which is now the owner of maurices, in connection with the consummation of the Transaction.

The foregoing description of the Purchase Agreement, including the Transaction, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed by ascena as Exhibit 2.1 to the Current Report on Form 8-K on March 27, 2019, and is incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On May 6, 2019, ascena issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company after giving effect to the Transaction are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01.

(d)     Exhibits.

Exhibit Number	Description

2.1
Stock Purchase Agreement, dated March 24, 2019, by and among Ascena Retail Group, Inc., Maurices Incorporated and Viking Brand Upper Holdings, L.P. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed March 27, 2019).

99.1	Press Release issued May 6, 2019.
99.2	Unaudited pro forma consolidated information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.
(Registrant)

Date: May 9, 2019

By:	/s/ Dan Lamadrid
Dan Lamadrid
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)